Exhibit 10.7.4

AMENDMENT NO. 3 TO THE AMENDED AND

RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 3 TO THE AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of August 9, 2006 (this “Amendment”), is entered into in connection with that certain Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”), NEWSTAR FINANCIAL INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the swingline purchaser (together with its successors and assigns in such capacity, the “Swingline Purchaser”), certain conduit purchasers and purchaser agents party thereto (each, together with its successors and assigns in such capacity, a “Conduit Purchaser” and a “Purchaser” and, collectively with the Swingline Purchaser, the “Purchasers”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and as the Purchaser Agent with respect to Variable Funding Capital Company LLC as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successors and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

R E C I T A L S

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the parties hereto desire to (i) extend the Termination Date pursuant to Section 2.1(d) of the Agreement and (ii) amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1

SECTION 1. Amendments.

(a) The definition “Concentration Limits” in Section 1.1 of the Agreement is hereby amended by deleting the words “for purposes of determining the Borrowing Base” and inserting the words “for purposes of determining the Borrowing Base and the Swingline Borrowing Base” in their place.

(b) The definition “Concentration Limits” in Section 1.1 of the Agreement is hereby amended by amending and restating clause (d) thereof in its entirety as follows:

“(d) the sum of the Principal Balances of Eligible Assets that are Real Estate Loans to Obligors the primary Related Property with respect to which Loan was underwritten is located in a single metropolitan statistical area shall not exceed the greater of $25,000,000 or 25% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;”

(c) The definition “Facility Termination Date” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

““Facility Termination Date”: August 6, 2009, or such later date as the Administrative Agent and each Purchaser Agent, in its sole discretion, shall notify the Seller of in writing.”

(d) Section 1.1 of the Agreement is hereby amended by deleting in its entirety the definition “Swingline Amount”.

(e) The definition “Termination Date” in Section 1.1 of the Agreement is hereby amended by amending and restating clause (c) thereof in its entirety as follows:

“(c) August 8, 2007, or such later date as such date may be extended pursuant to and in accordance with Section 2.1(d),”

(f) Section 1.1 of the Agreement is hereby amended by adding the following definitions in proper alphabetical order:

““Swingline Availability”: At any time, the lesser of (A) the Availability and (B) an amount equal to the excess, if any, of (i) the amount by which the lesser of (a) $25,000,000 and (b) the Swingline Maximum Availability over (ii) the Swingline Advances outstanding on such day; provided, however, during the Amortization Period, the Swingline Availability shall be zero.”

““Swingline Borrowing Base”: As of any Measurement Date, an amount equal to (i) the sum of the Principal Balances of all Eligible Assets other than Real Estate Loans after giving effect to all such Assets added to and removed from the Collateral on such date, minus (ii) the applicable portion of the sum of the Principal Balances of Assets other than Real Estate Loans (without duplication) exceeding any Concentration Limit, and minus

(iii) the sum of the Principal Balances of any Delinquent Loans other than Delinquent Loans that are Real Estate Loans.”

““Swingline Maximum Availability”: At any time, an amount equal to the sum of (i) the product of the Swingline Borrowing Base and the Weighted Average Advance Rate, plus (ii) the amount on deposit in the Principal Collections Account received in reduction of the Principal Balance of any Asset; provided that during the Amortization Period, the Swingline Maximum Availability shall be equal to the Swingline Advances outstanding.”

(g) Section 2.1(a) of the Agreement is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

“Each Variable Funding Certificate shall evidence an undivided ownership interest (and the Seller does hereby sell, transfer, assign and convey each such Certificate representing an undivided ownership interest to the Purchasers) in the Collateral purchased by a Purchaser in an amount equal, at any time, to the percentage equivalent of a fraction (i) the numerator of which is the Advances outstanding under the applicable VFC on such day, and (ii) the denominator of which is the total aggregate Advances Outstanding on such day; provided; however, that the Swingline Purchaser may purchase, and hereby does purchase, only an ownership interest in the Collateral other than Real Estate Loans.”

(h) Section 2.2(c) of the Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“Upon satisfaction of the applicable conditions set forth in Article III, on the related Funding Date of a Swingline Advance, the Swingline Purchaser shall, subject to the limitations set forth in Section 2.1, deposit in the Holding Account an amount equal to the least of (x) the amount requested by the Seller for such Swingline Advance, (y) an amount equal to the Swingline Availability and (z) $25,000,000 on such Funding Date.”

(i) Section 3.2(b)(iii) of the Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“On and as of such day, after giving effect to such Transaction, the Advances Outstanding shall not exceed the lesser of (x) the Facility Amount and (y) the Maximum Availability, and, if such Transaction involves a Swingline Advance, the aggregate amount of Swingline Advances outstanding does not exceed the lesser of (i) $25,000,000 and (ii) the Swingline Maximum Availability;”

(j) Section 9.1(a) of the Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

“The Seller hereby Grants as of the Closing Date to the Trustee, (i) for the benefit of the Secured Parties (other than the Swingline Purchaser), a lien and continuing security interest in all of the Seller’s right, title and interest in, to and under (but none of the obligations under) all Collateral (including any Hedging Agreements), and (ii) for the benefit of the Swingline Purchaser, a lien and continuing security interest in all of the Seller’s right, title and interest in, to and under (but none of the obligations under) all Collateral other than Real Estate Loans (including any Hedging Agreements), in each case, whether now existing or hereafter arising or acquired by the Seller, and wherever the same may be located, to secure the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Aggregate Unpaids of the Seller arising in connection with this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Aggregate Unpaids.”

(k) Exhibit A-1-S to the Agreement is hereby amended by amending and restating such exhibit in its entirety as set forth on Schedule A hereto.

(l) Exhibit B-2 to the Agreement is hereby amended by amending and restating such exhibit in its entirety as set forth on Schedule B hereto.

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Representations and Warranties.

Each of the Originator, the Seller and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 4. Conditions Precedent.

The effectiveness of this Amendment is subject to (i) the due execution of this Amendment by each of the parties hereto and (ii) the surrender and cancellation of the Amended, Restated and Substituted Variable Funding Certificate purchased by the Swingline Purchaser, dated August 10, 2005, in a face amount equal to $25,000,000 and the delivery to the Swingline Purchaser of a duly executed and authenticated Amended, Restated and Substituted Variable Funding Certificate in a face amount equal to $25,000,000, substantially in the form of Exhibit B-2 to the Agreement, as amended by this Amendment.

SECTION 5. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

	By:	NewStar Financial, Inc., its Designated Manager

	By:	/S/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Managing Director

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/S/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Managing Director

THE ADMINISTRATIVE AGENT AND THE VFCC AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/S/ MICHAEL ROMANZO
Name: Michael Romanzo, CFA
Title: Vice President

THE PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC

	By:	Wachovia Capital Markets, LLC, as attorney-in-fact

	By:	/S/ BRYAN P. MCGRATH
Name: Bryan P. McGrath
Title: Vice President

[Signatures Continued on the Following Page]

Amendment No. 3 to Amended and Restated

Sale and Servicing Agreement

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/S/ ANDY PHELPS
Name: Andy Phelps
Title: Vice President

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/S/ KYLE HARCART
Name: Kyle Harcart
Title: Vice President

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC., d/b/a U.S. Bank Portfolio Services not in its individual capacity but solely as Backup Servicer

	By:	/S/ JOSEPH ANDRIES
Name: Joseph Andries
Title: Senior Vice President

Acknowledged and Agreed to

as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Hedge Counterparty

By:	/S/ KIM V. FARR
Name: Kim V. Farr
Title: Director

Amendment No. 3 to Amended and Restated

Sale and Servicing Agreement

Schedule A

EXHIBIT A-1-S

To Amended and Restated Sale and

Servicing Agreement

FORM OF BORROWING NOTICE

(Swingline Funding Request)

[Date]

(NEWSTAR CP FUNDING LLC)

Wachovia Bank, National Association, as Swingline Purchaser

One Wachovia Center, Mail Code: NC0600

Charlotte, North Carolina 28288-0600

Facsimile No.:	(704) 715-0067 (704) 715-0096 (704) 383-6036
via e-mail:	cp.conduits@wachovia.com scp.mmloans@wachovia.com

Re:	Amended and Restated Sale and Servicing Agreement dated as of April 5, 2006

Ladies and Gentlemen:

This Swingline Funding Request is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (as amended, modified, supplemented or restated from time to time, the “Agreement”), by and among NewStar CP Funding LLC, as the seller (in such capacity, the “Seller”), NewStar Financial, Inc., as the originator (in such capacity, the “Originator”) and as the servicer (in such capacity, the “Servicer”), Wachovia Bank, National Association, as the Swingline Purchaser, each of the Conduit Purchasers and Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as the Administrative Agent, U.S. Bank National Association, as the Trustee, and Lyon Financial Services, Inc. d/b/a US Bank Portfolio Services, as Backup Servicer. Capitalized terms used but not defined herein shall have the meanings provided in the Agreement.

Each of the undersigned, being a duly elected Responsible Officer of the Seller and of the Servicer, respectively, and holding the office set forth below such officer’s name, hereby certifies as follows:

1. The Borrower hereby requests a Swingline Advance in the principal amount of $                        .

2. The proceeds of such Swingline Advance shall be deposited into the Holding Account.

3. The Borrower hereby requests that such Swingline Advance be made on the following date: _____________.

4. Attached to this Swingline Funding Request is a true, correct and complete calculation of each of the Borrowing Base and the Swingline Borrowing Base and all components thereof.

5. Attached to this Swingline Funding Request is a true, correct and complete Asset List, reflecting all Assets which are part of the Collateral on the date hereof and/or which will become part of the Collateral on the Purchase Date thereof, each Asset reflected thereon being an Eligible Asset.

6. All of the conditions applicable to the Swingline Advance requested herein as set forth in Article III of the Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Swingline Advance, including those set forth in Section 3.2 of the Agreement.

7. As of the date of this Swingline Funding Request (and prior to giving effect thereto), (i) the amount of Advances Outstanding under the Agreement is $____________ and (ii) the amount of Swingline Advances outstanding under the Agreement is $                        .

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IN WITNESS WHEREOF, the undersigned have executed this Borrowing Notice this ______ day of __________, ____.

NEWSTAR CP FUNDING LLC, as the Seller		NEWSTAR FINANCIAL, INC. as the Servicer

By:	NEWSTAR FINANCIAL, INC., as Designated Manager

By:		By:
Name:		Name:
Title:		Title:

[attach Borrowing Base Certificate and Asset List]

Schedule B

EXHIBIT B-2

To Amended and Restated Sale and

Servicing Agreement

FORM OF VARIABLE FUNDING CERTIFICATE

$_____________	[ ] [__], 2006

THIS VARIABLE FUNDING CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”). NEITHER THIS VARIABLE FUNDING CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS VARIABLE FUNDING CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE SALE AND SERVICING AGREEMENT REFERRED TO HEREIN.

FOR VALUE RECEIVED, NEWSTAR CP FUNDING LLC, a Delaware limited liability company (the “Seller”), promises to pay to WACHOVIA BANK, NATIONAL ASSOCIATION, (“Swingline Purchaser”), or its successors and assigns, the principal sum of _________________________________________ ($___________), or, if less, the unpaid principal amount of the aggregate advances (“Swingline Advances”) made by the Swingline Purchaser to the Seller pursuant to the Sale and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Sale and Servicing Agreement, and to pay interest on the unpaid principal amount of each Swingline Advance on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Swingline Advance as provided in the Sale and Servicing Agreement, on each Payment Date and each other date specified in the Sale and Servicing Agreement.

This Variable Funding Certificate (the “Certificate”) is issued pursuant to the Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (as amended, modified, supplemented or restated from time to time, the “Sale and Servicing Agreement”), by and among NewStar CP Funding LLC, as the seller (in such capacity, the “Seller”), NewStar Financial, Inc., as the originator (in such capacity, the “Originator”) and as the servicer (in such capacity, the “Servicer”), Wachovia Bank, National Association, as the Swingline Purchaser, each of the Conduit Purchasers and Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as the Administrative Agent, U.S. Bank National Association, as the Trustee and

Lyon Financial Services, Inc. d/b/a US Bank Portfolio Services, as Backup Servicer. Capitalized terms used herein shall have the meanings provided in the Sale and Servicing Agreement.

Notwithstanding any other provisions contained in this Certificate, if at any time the rate of interest payable by the Seller under this Certificate, when combined with any and all other charges provided for in this Certificate, in the Sale and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Certificate), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Certificate shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Certificate is less than the Maximum Lawful Rate, the Seller shall continue to pay interest under this Certificate at the Maximum Lawful Rate until such time as the total interest paid by the Seller is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Certificate. In no event shall the total interest received by the Swingline Purchaser under this Certificate exceed the amount which the Swingline Purchaser could lawfully have received had the interest due under this Certificate been calculated since the date of this Certificate at the Maximum Lawful Rate.

Payments of the principal of, and interest on, Swingline Advances represented by this Certificate shall be made by or on behalf of the Seller to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Sale and Servicing Agreement, or in such manner or at such other address as the holder of this Certificate shall have specified in writing to the Seller for such purpose, without the presentation or surrender of this Certificate or the making of any notation on this Certificate.

If any payment under this Certificate falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 2%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of the Certificate shall become due and payable at the time or times set forth in the Sale and Servicing Agreement. Any portion or all of the principal amount of this Certificate may be prepaid, together with interest thereon (and, as set forth in the Sale and Servicing Agreement, certain costs and expenses of the Swingline Purchaser) at the time and in the manner set forth in, but subject to the provisions of, the Sale and Servicing Agreement.

Except as provided in the Sale and Servicing Agreement, the Seller expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Certificate.

All amounts evidenced by this Certificate, the Swingline Advances and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Administrative Agent, on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Administrative Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Seller under this Certificate as provided in the Sale and Servicing Agreement.

The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Swingline Advances made by the Swingline Purchaser and represented by this Certificate and the indebtedness evidenced by this Certificate, subject to the applicable provisions of the Sale and Servicing Agreement.

This Certificate is secured by the security interests granted pursuant to Section 9.1 of the Sale and Servicing Agreement. The holder of this Certificate is entitled to the benefits of the Sale and Servicing Agreement as a Secured Party thereunder and, subject to the terms of the Sale and Servicing Agreement, such holder or the Trustee, on behalf of the Secured Parties, may enforce the agreements of the Seller contained in the Sale and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Sale and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Sale and Servicing Agreement. If a Termination Event shall occur, the unpaid balance of the principal of all Swingline Advances, together with accrued interest thereon, may be declared, or shall automatically become, as applicable, due and payable in the manner and with the effect provided in the Sale and Servicing Agreement.

The Seller, the Originator, the Servicer, the Swingline Purchasers, the Trustee, and the Backup Servicer each intend that this Certificate be evidence of indebtedness of the Seller secured by the Collateral other than Real Estate Loans. The Swingline Purchaser, as a Swingline Purchaser under the Sale and Servicing Agreement, by the acceptance hereof, agrees to treat the Certificate as indebtedness of the Seller.

This Certificate is one of the “Variable Funding Certificates” referred to in Section 2.1 of the Sale and Servicing Agreement. This Certificate shall be construed in accordance with and governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as on the date first written above.

NEWSTAR CP FUNDING LLC

By:	NEWSTAR FINANCIAL, INC., as Designated Manager

By:
Name:
Title:

Schedule attached to Variable Funding Certificate dated [__________] [__], 2006 of NEWSTAR CP FUNDING LLC payable to the order of Wachovia Bank, National Association

Date of Advance or Repayment	Principal Amount of Advance	Principal Amount of Repayment	Outstanding Principal Amount